Effective February 19, 2008
the Companys par Value
changed from PHP2.00 to
PHP1.00

Exhibit A


to
DEPOSIT AGREEMENT


AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents twenty
(20) deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR COMMON CLASS A SHARES
OF PAR VALUE P2 EACH, OF
RFM CORPORATION
(INCORPORATED UNDER THE LAWS
OF THE PHILIPPINES)


	The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that
_________________ or
registered assigns IS THE
OWNER OF ____________________


AMERICAN DEPOSITARY SHARES

representing deposited Common
Class A Shares of the par
value P2 each (herein called
Shares), of RFM Corporation,
incorporated under the laws of
the Phillipines (herein called
the Company).  At the date
hereof, each American
Depositary Share represents
twenty (20) Shares which are
either deposited or subject to
deposit under the deposit
agreement at Metropolitan
Bank, Manila (herein called
the Custodian).  The
Depositarys Corporate Trust
Office is located at an
address different from that of
its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, New
York 10286, and its principal
executive office is located at
48 Wall Street, New York, New
York 10286.


THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
NEW YORK  10286




	1.	THE DEPOSIT
AGREEMENT.  This American
Depositary Receipt is one of
an issue of American
Depositary Receipts (herein
called Receipts), all issued
and to be issued upon the
terms and conditions set forth
in the deposit agreement,
dated as of October 31, 1995
(herein called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Holders from
time to time of Receipts
issued thereunder, each of
whom by accepting a Receipt
agrees to become a party
thereto and become bound by
all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and Holders
of the Receipts and the rights
and duties of the Depositary
in respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares,
securities, property and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms used but not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

	2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.  Upon surrender of
this Receipt at the Corporate
Trust Office of the
Depositary, and upon payment
of the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities shall be made by
the delivery of (i)
certificates in the name of
the Owner hereof or as ordered
by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer to the
Owner hereof or as ordered by
him and (ii) any other
securities, property and cash
to which the Owner hereof is
then entitled in respect of
such Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the request, risk
and expense of the Owner
hereof.

 	3.	TRANSFERS, SPLITUPS
AND COMBINATIONS OF RECEIPTS.
 The transfer of this Receipt
is registrable on the books of
the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by
duly authorized attorney, upon
surrender of this Receipt at
its Corporate Trust Office
properly endorsed for transfer
or accompanied by a proper
instrument or instruments of
transfer and funds sufficient
to pay any applicable transfer
taxes and the fees and
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, representing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup, combination
or surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
the Custodian or any Registrar
or coRegistrar may require
payment from the presentor of
the Receipt of a sum
sufficient to reimburse it for
any tax or other governmental
charge and any stock transfer
or registration fee with
respect thereto (including any
such tax or charge or fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with such
regulations, if any, as the
Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, Paragraph
23 of this Receipt.

		After consultation
with the Company, the delivery
of Receipts against deposits
of Shares generally or against
deposits of particular Shares
may be suspended, or the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Company (or,
if applicable, of the Foreign
Registrar) are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of this Deposit
Agreement or this Receipt, or
for any other reason subject
to Paragraph 23 hereof.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any  United
States or foreign laws or
governmental regulations re-
lating to the Receipts or to
the withdrawal of the
Deposited Securities.  Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under this Deposit Agreement
any Shares required to be
registered under the pro-
visions of the Securities Act
of 1933 and the rules and
regulations promulgated
thereunder, unless a
registration statement is in
effect as to such Shares.

	4.	LIABILITY OF OWNER
FOR TAXES AND OTHER CHARGES.
If any tax or other
governmental charges shall
become payable by the
Depositary or any Custodian
with respect to any Receipt or
any Deposited Securities
represented by the American
Depositary Shares evidenced
hereby, the amount of such tax
or other governmental charges
shall be payable to the
Depositary by the Owner
hereof.  The Depositary may
refuse to effect any regis-
tration of transfer of this
Receipt or any withdrawal of
Deposited Securities
represented hereby until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by this Receipt,
and may apply such dividends
or other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge the Owner
hereof remaining liable for
any deficiency.

	5.	DISCLOSURE OF
INTERESTS.  The Company may
from time to time request
Owners to provide information
as to the capacity in which
such Owners own or owned
Receipts and regarding the
identity of any other persons
then or previously interested
in such Receipts and the
nature of such interest and
various other matters.  Each
Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Paragraph and
Section 3.04 of the Deposit
Agreement.  The Depositary
agrees to use reasonable
efforts to comply with written
instructions received from the
Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
such responses to such
requests received by the
Depositary.

	6.	WARRANTIES OF
DEPOSITORS.  Every Person
depositing Shares or other
securities, if any, hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
such other securities, if any,
and each certificate therefor
are validly issued, fully
paid, nonassessable and free
of any preemption rights of
the holders of outstanding
Shares and such other
securities, if any, and that
the Person making such deposit
is duly authorized so to do.
Every such Person shall also
be deemed to  represent that
the deposit of Shares and such
other securities, if any, and
the offer and sale of Receipts
evidencing American Depositary
Shares representing such
Shares and other securities,
if any, by that Person are not
restricted under the
Securities Act of 1933 and
that the Shares and such other
securities, if any, deposited
under the Deposit Agreement
are not Restricted Securities.
 Such representations and
warranties shall survive the
deposit of such Shares and
other securities, if any, and
issuance of such Receipts.

	7.	FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.  Any Person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file such proof of
citizenship or residence,
exchange control approval, the
identity of the Person legally
or beneficially interested in
the Receipt and the nature of
such interest or such informa-
tion relating to the
registration on the books of
the Company (or of the
appointed agent of the Company
for transfer and registration
of Shares, which may be, but
need not be, the Foreign
Registrar) of the Shares
presented for deposit or other
information, and to execute
such certificates and to make
such representations and
warranties, as the Depositary
or the Company may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution or delivery of
any Deposited Securities or of
the proceeds of the sale of
any Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations or
warranties made.  Upon
reasonable request, the
Depositary shall, at the
request of the Company,
provide the Company in a
timely manner with all copies
of all such certificates and
written representations and
warranties provided to the
Depositary under this
Paragraph and Section 3.01 of
the Deposit Agreement.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been
granted by the governmental
body, if any, in the
Philippines, as applicable,
which is then performing the
function of the regulation of
exchange control.

	8.	CHARGES OF
DEPOSITARY.  The Company
agrees to pay the fees and
reasonable expenses of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

 		The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement), as
applicable:  (i) the fees of
the Depositary for the execu-
tion and delivery of Receipts
pursuant to Section 2.03 of
the Deposit Agreement, the
execution and delivery of
Receipts pursuant to Section
4.03 of the Deposit Agreement,
transfers pursuant to Section
2.04 of the Deposit Agreement,
the surrender of Receipts
pursuant to Section 2.05 of
the Deposit Agreement, and the
making of any cash
distribution pursuant to the
Deposit Agreement, including
but not limited to Sections
4.01 through 4.04 thereof,
(ii) taxes and other
governmental charges, (iii)
such registration fees as may
from time to time be in effect
for the registration of
transfers of Shares generally
on the share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the Deposit
Agreement, (iv) such cable,
telex and facsimile
transmission expenses as are
expressly provided for in the
Deposit Agreement, (v) such
expenses as are incurred by
the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of
the Deposit Agreement, (vi) a
fee not in excess of US$5.00
per 100 American Depositary
Shares (or portion thereof)
for the issuance or surrender,
respectively, of a Receipt,
(vii) a fee not in excess of
US$.02 per American Depositary
Share (or portion thereof) for
any cash distribution made
pursuant to the Deposit
Agreement including, but not
limited to, Sections 4.01
through 4.04 thereof, and
(viii) a fee not in excess of
US$1.50 per certificate for a
Receipt or Receipts for trans-
fers made pursuant to the
terms of the Deposit
Agreement.

		The Depositary,
subject to Paragraph 9 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

	9.	LOANS AND PRERELEASE
OF SHARES AND RECEIPTS.  In
its capacity as Depositary,
the Depositary will lend
neither the Shares held under
the Deposit Agreement nor the
Receipts provided, however,
that the Depositary reserves
the right to (i) execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement and (ii) deliver
Shares prior to the receipt
and cancellation of Receipts
pursuant to Section 2.05 of
the Deposit Agreement,
including Receipts which were
issued under (i) above but for
which Shares may not have been
received.  The Depositary may
 receive Receipts in lieu of
Shares under (i) above and
receive Shares in lieu of
Receipts under (ii) above.
Each such transaction will be
(a) preceded or accompanied by
a written representation from
the Person to whom Receipts or
Shares are to be delivered
that such Person, or its
customer, owns the Shares or
Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized
with cash or such other col-
lateral as the Depositary
deems appropriate, (c)
terminable by the Depositary
on not more than five business
days notice, and (d) subject
to such further indemnities
and credit regulations as the
Depositary deems appropriate.
 The Depositary will normally
limit the number of Receipts
and Shares involved in such
transactions at any one time
to 30% of the American De-
positary Shares outstanding
(without giving effect to
American Depositary Shares
evidenced by Receipts
outstanding under (i) above),
or Shares held under the
Deposit Agreement, respec-
tively provided, however, that
the Depositary reserves the
right to change or disregard
such limit from time to time
as it deems appropriate.  The
Depositary will also set
limits with respect to the
number of Receipts and Shares
involved in transactions to be
undertaken under the Deposit
Agreement with any one Person
on a case by case basis as it
deems appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

	10.	TITLE TO RECEIPTS.
It is a condition of this Re-
ceipt and every successive
Owner and Holder of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt (and to each American
Depositary Share evidenced
hereby) when such Receipt is
properly endorsed or ac-
companied by proper instrument
or instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
provided, however, that the
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
Person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
Person entitled to any
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or
be subject to any liability
under the Deposit Agreement or
this Receipt to any Holder of
a Receipt unless such Holder
is the Owner hereof.

	11.	VALIDITY OF RECEIPT.
 This Receipt shall not be en-
titled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile  signature of a
duly authorized signatory or,
if a Registrar for Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

	12.	REPORTS INSPECTION
OF TRANSFER BOOKS, ETC.  The
Company currently furnishes
the United States Securities
and Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Owners and Holders
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, DC 20549.

		The Depositary will
make available for inspection
by Owners at its Corporate
Trust Office (i) the Deposit
Agreement and (ii) any reports
and communications, including
any proxy soliciting material,
received from the Company
which are both (a) received by
the Depositary as the holder
of the Deposited Securities
and (b) made generally
available to the holders of
such Deposited Securities by
the Company.

		The Depositary will
keep books for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners provided that such
inspection shall not be for
the purpose of communicating
with the Owners in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.  To
the extent required under Rule
12g32(b) or otherwise under
the Securities Exchange Act of
1934 such reports and
communications, including any
such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in English,
or where permitted by such
Rule, summarized in English.

	13.	DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, subject to the Deposit
Agreement, convert such
dividend or distribution into
Dollars and will promptly
distribute the amount thus
received (net of the fees of
the Depositary as provided in
Paragraph 8) to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them,
respectively provided,
however, that in the event
that the Depositary or the
Company is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners on the American
Depositary  Shares
representing such Deposited
Securities shall be reduced
accordingly.  The Depositary
shall distribute only such
amount, however, as can be
distributed without
attributing to any Owner a
fraction of one cent.  Any
such fractional amounts shall
be rounded to the nearest
whole cent and so distributed
to Owners entitled thereto.

		Whenever the
Depositary receives any
distribution other than cash,
Shares or rights upon any
Deposited Securities, the
Depositary shall cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such
distribution provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners entitled thereto, or if
for any other reason (includ-
ing, but not limited to, any
requirement that the Company,
a Custodian or the Depositary
withhold an amount on account
of taxes or other governmental
charges or that such
securities must be registered
under the Securities Act of
1933 in order to be
distributed to Owners or
Holders) the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Paragraph 8) shall be
distributed by the Depositary
to the Owners entitled thereto
as in the case of a dis-
tribution received in cash.

		If any distribution
upon any Deposited Securities
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts for an aggregate
number of American Depositary
Shares representing the amount
of Shares received as such
dividend or free distribution.
 In lieu of delivering
Receipts for fractional
American Depositary Shares in
any such case, the Depositary
will sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds in
Dollars, all in the manner and
subject to the conditions set
forth in the Deposit
Agreement.  If additional
Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

 		In the event that
the Depositary determines that
any distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax which the
Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such a manner as the
Depositary deems necessary and
practicable to pay any such
taxes, at public or private
sale, and the Depositary shall
distribute the net proceeds of
any such sale after deduction
of such taxes to the Owners
entitled thereto in proportion
to the number of American
Depositary Shares held by them
respectively and the
Depositary shall distribute
any unsold balance of such
property in accordance with
the provisions of this Receipt
and the Deposit Agreement.

		The Depositary shall
use reasonable efforts to make
and maintain arrangements
enabling Owners who are
citizens or residents of the
United States of America to
receive any tax credits or
other benefits (pursuant to
treaty or otherwise) relating
to dividend payments on the
American Depositary Shares.

	14.	RIGHTS.  In the
event that the Company shall
offer or cause to be offered
to the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
reasonable discretion as to
the procedure to be followed
in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or, for any other
reason, the Depositary may
neither make such rights
available to any Owners nor
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse provided,
however, that if at the time
of the offering of any rights
the Depositary determines in
its discretion that it is
lawful and feasible to make
such rights available to all
Owners or to certain Owners
but not to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
reasonable discretion that it
is not lawful and feasible to
make such rights available to
certain Owners, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the De-
positary as provided in
Section 5.09 of the  Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of this Receipt and
of the Deposit Agreement) for
the account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

		If an Owner requests
the distribution of warrants
or other instruments in order
to exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(i) the Company has elected in
its sole discretion to permit
such rights to be exercised
and (ii) such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.
 Upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary as set forth in
such warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered
to the Depositary on behalf of
such Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Restricted Receipts to such
Owner.

		If registration
under the Securities Act of
1933 of the securities to
which any rights relate is
required in order for the
Company to offer such rights
to Owners and sell the
securities received upon the
exercise of such rights to
Owners, the Depositary will
not offer such rights to
Owners unless and until such a
registration statement is in
effect, or unless the offering
and sale of such securities to
Owners of such Receipts is
exempt from registration under
the provisions of such Act.

	15.	CONVERSION OF
FOREIGN CURRENCY.  Whenever
the Depositary shall receive
foreign currency, by way of
dividends or other
distributions or as the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
distributed to the Owners
entitled thereto, the
Depositary shall promptly
convert or cause to be
converted, by sale or in any
other manner that it may
determine and in accordance
with applicable laws, such
foreign currency into Dollars,
and such Dollars (net of any
conversion expenses of the
Depositary) shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation in whole or in
part depending upon the terms
of such warrants and/or
instruments.  Such
distribution shall be made in
proportion to the number of
American Depositary Shares
representing Deposited
Securities held respectively
by such Owners and entitling
them to such Dollars.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of ex-
change restrictions or
otherwise.

		If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.

		If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars
distributable to Owners
entitled thereto, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the
Depositary to, or in its
reasonable discretion may hold
such foreign currency for the
respective accounts of, the
Owners entitled to receive the
same.

		If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some Owners
entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance for the
respective accounts of, the
Owners entitled thereto.

 	16.	RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Deposited Securities that
are represented by each
American Depositary Share or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, the
Depositary will fix a record
date after consultation with
the Company if such record
date is different from the
record date applicable to the
Deposited Securities for the
determination of the Owners
who will be entitled, as the
case may be, to receive such
dividend, distribution or
rights, or the net proceeds of
the sale thereof, or to give
instructions for the exercise
of voting rights at any such
meeting, or for fixing the
date on or after which each
American Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

	17.	VOTING OF DEPOSITED
SECURITIES.

		(i)	As soon as
practicable, unless otherwise
instructed by the Company,
after receipt of notice of any
meeting or solicitation of
consents or proxies of holders
of Shares or other Deposited
Securities, the Depositary
shall mail to the Owners a
notice containing (a) such
information as is contained in
the notice received by the
Depositary, (b) a statement
that each Owner at the close
of business on a specified
record date will be entitled,
subject to applicable law and
the provisions of the Articles
of Incorporation of the
Company and the terms of or
governing Deposited
Securities, to instruct the
Depositary as to the exercise
of voting rights, if any,
pertaining to the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Re-
ceipts, and (c) a statement as
to the manner in which such
instructions may be given,
including, when applicable, an
express indication that
instructions may be given (or,
if applicable, deemed given in
accordance with clause (ii) of
this Paragraph 17 if no
instruction is received) to
the Depositary to give a
discretionary proxy to a
Person designated by the
Company.  Upon the written
request of an Owner on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor insofar as
practicable and permitted
under applicable law and the
provisions of the Articles of
Incorporation of the Company
and the terms of or governing
Deposited Securities to vote
or cause to be voted the
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts in
accordance with any
nondiscretionary instructions
set forth  in such request,
including the instruction to
give a discretionary proxy to
a Person designated by the
Company.  The Depositary shall
not, and the Depositary shall
ensure that each Custodian or
any of its nominees shall not,
exercise any voting discretion
over any Deposited Securities.

		(ii)	If after
complying with the procedures
set forth in this Paragraph
the Depositary does not
receive instructions from the
Owner of a Receipt on or
before the date established by
the Depositary for such
purpose, the Depositary shall
give a discretionary proxy for
the Shares evidenced by such
Receipt to a Person designated
by the Company.

	18.	CHANGES AFFECTING
DEPOSITED SECURITIES. Upon any
change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, upon
consultation with the Company,
and shall, if the Company
shall so request, execute and
deliver additional Receipts as
in the case of a dividend on
the Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

	19.	LIABILITY OF
DEPOSITARY AND COMPANY.
Neither the Depositary nor the
Company shall incur any
liability to any Owner or
Holder, if by reason of any
provision of any present or
future law of the United
States of America, the Philip-
pines, or any other country,
or of any other governmental
or regulatory authority, stock
exchange or NASDAQ or by
reason of any provisions,
present or future, of the
Articles of Incorporation of
the Company, or by reason of
any terms of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond their control, the
Depositary or the Company
shall be prevented, delayed or
forbidden from doing or
performing any act or thing
contemplated by the terms of
the Deposit Agreement nor
shall the Depositary or the
Company incur any liability to
any Owner or Holder by reason
of any nonperformance or
delay, caused as aforesaid, in
the performance of any act or
thing contemplated by the
terms of  the Deposit
Agreement, or by reason of any
exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution pur-
suant to Sections 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, or because of
applicable law, such distri-
bution or offering may not be
made available to all or
certain Owners, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse, without
any liability to the
Depositary or the Company.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to Owners or
Holders, except that they
agree to use their best
judgment and to act in good
faith in the performance of
such duties set forth in the
Deposit Agreement.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or de-
fend any action, suit or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability is furnished as
often as may be required, and
the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
Person presenting Shares for
deposit, any Owner or Holder,
or any other Person believed
by it in good faith to be
competent to give such advice
or information including but
not limited to, any such
action or nonaction based upon
any written notice, request,
direction or other document
believed by it to be genuine
and to have been signed or
presented by the proper party
or parties.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities, or
for the manner in which any
such vote is cast or the
effect of any such vote,
provided that any such action
or nonaction is in good faith.
 The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in con-
nection with a previous act or
omission of the Depositary or
in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that the
Depositary exercised its best
judgment and good faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary  and any
Custodian and any of their
respective directors, em-
ployees, agents and affiliates
against, and hold each of them
harmless from, any liability
or expense which may arise out
of acts performed or omitted,
in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified or supplemented from
time to time, (i) by either
the Depositary or any
Custodian or any of their re-
spective directors, employees,
agents or affiliates, except
for any liability or expense
arising out of the negligence
or bad faith of any of them,
or (ii) by the Company or any
of its directors, employees,
duly authorized agents and
affiliates.  The Depositary
agrees to indemnify the
Company, its directors,
employees, agents and
affiliates and hold them
harmless from any liability or
expense which may arise out of
acts performed or omitted by
the Depositary or any
Custodian or any of their
respective directors,
employees, agents or
affiliates due to the failure
of any of them to use their
best judgment or act in good
faith.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.

		Any Person seeking
indemnification hereunder (an
indemnified person) shall
notify the Person from whom it
is seeking indemnification
(the indemnifying person) of a
commencement of any
indemnifiable action or claim
promptly after such
indemnified person becomes
aware of such commencement and
shall consult in good faith
with the indemnifying person
as to the conduct of the
defense of such action or
claim, which defense shall be
reasonable under the
circumstances.  No indemnified
person shall compromise or
settle any action or claim
without the consent of the
indemnifying person.

	20.	RESIGNATION AND
REMOVAL OF DEPOSITARY
APPOINTMENT OF SUCCESSOR
CUSTODIAN.  The Depositary may
at any time resign as
Depositary hereunder by
written notice of its election
to do so delivered to the
Company, such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
hereinafter provided.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
hereinafter provided.

		In case at any time
the Depositary acting
hereunder shall resign or be
removed, the Company shall use
its reasonable best efforts to
appoint a successor
depositary, which shall be a
bank or trust company having
an office in the Borough of
Manhattan, The City of New
York.  Every successor de-
positary shall execute and
deliver to its predecessor and
to the Company an instrument
in writing accepting its
appointment  hereunder, and
thereupon such successor
depositary, without any
further act or deed, shall
become fully vested with all
the rights, powers, duties and
obligations of its predecessor
but such predecessor,
nevertheless, upon payment of
all sums due it and on the
written request of the Company
shall execute and deliver an
instrument transferring to
such successor all rights and
powers of such predecessor
hereunder, shall duly assign,
transfer and deliver all
right, title and interest in
the Deposited Securities to
such successor, and shall
deliver to such successor a
list of the Owners of all
outstanding Receipts.  Any
such successor depositary
shall promptly mail notice of
its appointment to the Owners.

		Any corporation into
or with which the Depositary
may be merged or consolidated
shall be the successor of the
Depositary without the
execution or filing of any
document or any further act.
With the approval of the
Company, whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners to
do so, it may appoint an ad-
ditional custodian or
custodians or may remove a
Custodian and appoint a
substitute custodian or
custodians.

	21.	AMENDMENT.  The form
of the Receipts and any provi-
sions of the Deposit Agreement
may at any time and from time
to time be amended by
agreement between the
Depositary and the Company in
any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges),
or which shall otherwise
prejudice any substantial
existing right of Owners,
shall, however, not become
effective as to outstanding
Receipts until the expiration
of 30 days after notice of
such amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit Agreement
as amended thereby.  In no
event shall any amendment
impair the right of the Owner
of any Receipt to surrender
such Receipt and receive
therefor the Deposited
Securities represented
thereby.

	22.	TERMINATION OF
DEPOSIT AGREEMENT.  The
Depositary will at any time at
the direction of the Company
terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered  to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in
Section 5.04 of the Deposit
Agreement.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, shall not accept
deposits of Shares (and shall
instruct each Custodian to act
accordingly), and shall not
give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited Se-
curities, shall sell property
and rights and convert
Deposited Securities into cash
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the De-
positary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereunder hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such proceeds.
 After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
and except for its obligations
to the Company with respect to
indemnification.  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges and
expenses.

	23.	COMPLIANCE WITH
UNITED STATES SECURITIES LAWS.
 Notwithstanding any
provisions in this Receipt or
the Deposit Agreement to the
contrary, the Company and the
Depositary have  each agreed
that neither of them will
exercise any rights either of
them may have under the
Deposit Agreement or the Re-
ceipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to
Section I A(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.

	24.	OWNERSHIP
RESTRICTIONS.  The Company may
restrict transfers of the
Shares where such transfer
might result in ownership of
Shares exceeding limits
imposed by applicable law or
the charter documents of the
Company.  The Company may di-
rect the Depositary to
restrict, to the extent
possible and practicable,
transfers of the American
Depositary Shares where such
transfer may result in the
total number of Shares repre-
sented by the American
Depositary Shares owned by a
single Owner to exceed any
such limits.  The Depositary
will cooperate, to the extent
possible and practicable, with
the Company to take action
with respect to the ownership
interest of any Owner in
excess of the limitation set
forth in the preceding
sentence, including but not
limited to a mandatory sale or
disposition on behalf of an
Owner of the Shares
represented by the American
Depositary Shares held by such
Owner in excess of such
limitations, if and to the
extent such disposition is
permitted by applicable law
and the charter documents of
the Company.





(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)



NOTE:The signature to any
endorsement hereon
must correspond with
the name as written
upon the face of
this Receipt in
every particular,
without alteration
or enlargement or
any change whatever.

If the endorsement be executed
by an attorney, executor,
administrator, trustee or
guardian, the Person
executing the endorsement
must give his full title
in such capacity and
proper evidence of au-
thority to act in such
capacity, if not on file
with the Depositary, must
be forwarded with this
Receipt.

All endorsements or
assignments of Receipts
must be guaranteed by an
eligible guarantor
institution (including,
but not limited to, a New
York Stock Exchange
member firm or member of
the Clearing House of the
American Stock Exchange
Clearing Corporation or
by a bank or trust
company having an office
or correspondent in The
City of New York) meeting
the requirements of the
Depositary, which
requirements include
membership or
participation in STAMP or
such other signature
guarantee program as may
be determined by the
Depositary in addition
to, or in substitution
for, STAMP, all in
accordance with the
Securities Exchange Act
of 1934, as amended.



























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